UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6728

Name of Fund: MuniYield Quality Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield
      Quality Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
April 30, 2003

MuniYield
Quality
Fund II, Inc.

www.mlim.ml.com

                         MUNIYIELD QUALITY FUND II, INC.

The Benefits and
Risks of Leveraging

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                 MuniYield Quality Fund II, Inc., April 30, 2003

DEAR SHAREHOLDER

For the six months ended April 30, 2003, the Common Stock of MuniYield Quality Fund II, Inc. had a net annualized yield of 6.05%, based on a period-end per share net asset value of $13.67 and $.410 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.54%, based on a change in per share net asset value from $13.27 to $13.67, and assuming reinvestment of $.408 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction Market Preferred Stock had an average yield of 1.25% for Series A, .98% for Series B and 1.05% for Series C.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

The Municipal Market Environment

During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.5%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.3%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.6%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.5% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.

Portfolio Strategy

For the six months ended April 30, 2003, our principal portfolio strategy was to maintain the Fund's slightly defensive structure and competitive tax-exempt yield. We implemented


                                      2 & 3

                                 MuniYield Quality Fund II, Inc., April 30, 2003

this strategy by remaining fully invested and favoring premium coupon bonds. We also pursued the strategy of extending out the yield curve. The municipal yield curve has become exceptionally steep during the past year, with the ten-year area of the curve exhibiting considerable volatility. When available, we purchased premium coupon bonds in the 20-year - 25-year maturity range and sold bonds with ten-year - 15-year maturities. The larger issuance of municipal bonds during the period compared to levels one year ago assisted in implementing this strategy. We adopted our current strategy in recognition of relatively low municipal yields within the background of a cautious economic environment. Despite significant monetary and fiscal stimulus, the U.S. economy grew at sub-par levels. Additionally, significant international events contributed to the uncertainty facing the U.S. economy. Looking ahead, we expect to remain essentially fully invested and to retain the Fund's current defensive structure. We will wait until the domestic economy strengthens further before adopting a more defensive position.

During the period, the Fund's borrowing costs remained at very low levels, generally between 1% and 1.50%. These attractive borrowing levels, in combination with a steep tax-exempt yield curve, generated a substantial income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. Further material declines in short-term interest rates would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect the Fund's short-term borrowing costs to remain at current attractive levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Michael A. Kalinoski

Michael A. Kalinoski
Vice President and Portfolio Manager

May 30, 2003

PROXY RESULTS

During the six-month period ended April 30, 2003, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted   Shares Withheld
                                                                                        For         From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:            Terry K. Glenn                         20,660,447        614,453
                                             Joe Grills                             20,641,953        632,947
                                             Andre F. Perold                        20,648,855        626,045
                                             Roberta Cooper Ramo                    20,645,568        629,332
                                             Robert S. Salomon, Jr.                 20,645,999        628,901
                                             Stephen B. Swensrud                    20,640,328        634,572
-----------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2003, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A, B & C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted   Shares Withheld
                                                                                        For         From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                      5,314             16
-----------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                 MuniYield Quality Fund II, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
Alabama--0.9%            AAA     NR*    $ 2,645     Birmingham, Alabama, Capital Improvement Warrants, GO, Series A,
                                                    5.55% due 8/01/2021 (e)                                                 $  2,922
====================================================================================================================================
Alaska--0.5%             AAA     Aaa      1,400     Alaska State International Airports Revenue Bonds, Series B, 5.75%
                                                    due 10/01/2019 (a)                                                         1,572
====================================================================================================================================
California--4.2%         AAA     NR*      2,500     California Health Facilities Finance Authority Revenue Bonds (Kaiser
                                                    Permanente), RIB, Series 26, 9.34% due 6/01/2022 (c)(h)                    2,838
                       -------------------------------------------------------------------------------------------------------------
                         BBB+    A3       2,490     California State Department of Water Resources, Power Supply Revenue
                                                    Bonds, Series A, 5.375% due 5/01/2022                                      2,611
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,265     Los Angeles, California, Unified School District, GO, Series C,
                                                    5.25% due 7/01/2024 (e)                                                    1,333
                       -------------------------------------------------------------------------------------------------------------
                         AA      Aa3      3,650     Sacramento County, California, Sanitation District Financing
                                                    Authority, Revenue Refunding Bonds, Trust Receipts, Class R,
                                                    Series A, 10.32% due 12/01/2019 (h)                                        4,454
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,450     San Diego, California, Unified School District, Election 1998, GO,
                                                    Series D, 5.25% due 7/01/2024 (b)                                          1,547
====================================================================================================================================
Colorado--15.5%          AAA     NR*     11,020     Colorado Department of Transportation Revenue Bonds, DRIVERS,
                                                    Series 249, 10.30% due 6/15/2014 (a)(h)                                   15,201
                       -------------------------------------------------------------------------------------------------------------
                                                    Colorado Health Facilities Authority Revenue Bonds, Series A:
                         AA      Aa2      1,725       (Catholic Health Initiatives), 5.50% due 3/01/2032                       1,773
                         AA      NR*      1,200       (Covenant Retirement Communities Inc.), 5.50% due 12/01/2027 (m)         1,246
                         AA      NR*        675       (Covenant Retirement Communities Inc.), 5.50% due 12/01/2033 (m)           699
                       -------------------------------------------------------------------------------------------------------------
                                                    Colorado Housing and Finance Authority, Revenue Refunding Bonds:
                         AAA     Aaa      2,090       AMT, Series E-2, 7% due 2/01/2030 (e)                                    2,208
                         AAA     NR*      1,240       (S/F Program), AMT, Series A-2, 6.45% due 4/01/2030 (e)                  1,324
                         AAA     Aaa      3,000       (S/F Program), AMT, Series A-2, 6.50% due 8/01/2031 (e)                  3,309
                         AAA     Aaa      3,470       (S/F Program), AMT, Series B-2, 6.80% due 2/01/2031 (e)                  3,978
                         AAA     Aaa        815       (S/F Program), AMT, Series C-1, 7.65% due 12/01/2025 (e)(j)                822
                         AAA     Aaa      5,195       (S/F Program), Series B-3, 6.70% due 8/01/2017 (c)                       5,880
                       -------------------------------------------------------------------------------------------------------------
                                                    Northwest Parkway, Colorado, Public Highway Authority:
                         AAA     Aaa      1,000       Capital Appreciation Revenue Bonds, Senior Convertible, Series C,
                                                      5.116%** due 6/15/2021 (a)                                                 712
                         AAA     Aaa     11,900       Capital Appreciation Revenue Bonds, Senior Convertible, Series C,
                                                      5.378%** due 6/15/2025 (c)                                               8,286
                         AAA     Aaa      1,735       Revenue Bonds, Series A, 5.50% due 6/15/2021 (a)                         1,905
====================================================================================================================================
Connecticut--6.1%                                   Connecticut State Regional Learning Educational Service Center
                                                    Revenue Bonds (Office/Education Center Facility):
                         NR*     NR*        430       7.50% due 2/01/2005                                                        434
                         NR*     NR*      1,100       7.75% due 2/01/2015                                                      1,140
                       -------------------------------------------------------------------------------------------------------------
                         AAA     NR*      9,325     Connecticut State Resource Recovery Authority, Revenue Refunding
                                                    Bonds, DRIVERS, Series 187, 9.41% due 11/15/2011 (e)(h)                   11,585
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,500     Connecticut State Special Tax Obligation Revenue Bonds,
                                                    Transportation Infrastructure, Series A, 6% due 12/01/2009 (b)(g)          5,400
====================================================================================================================================
Georgia--3.5%                                        Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A (b):
                         AAA     Aaa      7,850       5.875% due 1/01/2017                                                     8,977
                         AAA     Aaa      1,500       5.60% due 1/01/2030                                                      1,632
====================================================================================================================================
Illinois--16.9%          AAA     Aaa      3,500     Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's
                                                    Gas, Light & Coke), Series A, 6.10% due 6/01/2025 (a)                      3,849
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,830     Chicago, Illinois, Park District, GO, Refunding, Series C, 5.50%
                                                    due 1/01/2021 (b)                                                          3,072
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%
                                                    due 11/15/2026 (a)                                                         3,235
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,000     Illinois Regional Transportation Authority Revenue Bonds, 6.50%
                                                    due 7/01/2026 (e)(i)                                                      12,774
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     12,850     Illinois Sports Facilities Authority Revenue Bonds, 5.365%**
                                                    due 6/15/2030 (a)                                                          9,252
                       -------------------------------------------------------------------------------------------------------------
                                                    Illinois State, GO, First Series:
                         AAA     Aaa      1,000       5.50% due 2/01/2018 (b)                                                  1,108
                         AAA     Aaa      7,000       5.625% due 6/01/2025 (e)                                                 7,680
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      6,000     Illinois Student Assistance Commission, Student Loan Revenue
                                                    Refunding Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015                6,070
                       -------------------------------------------------------------------------------------------------------------
                         AAA     NR*      3,625     Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                    State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 9.80%
                                                    due 6/15/2023 (e)(h)                                                       4,501
====================================================================================================================================
Indiana--1.0%            AAA     NR*      2,675     Indiana Bond Bank Revenue Bonds, Guarantee State Revolver, 6.75%
                                                    due 2/01/2017 (a)                                                          2,955
====================================================================================================================================
Kansas--4.4%             AAA     NR*      4,950     Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue
                                                    Bonds, AMT, Series A-2, 7.60% due 12/01/2031 (d)(e)                        5,730
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,855     Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue
                                                    Refunding Bonds, AMT, Series A-2, 6.45% due 12/01/2033 (e)(k)              3,177
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,125     Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
                                                    Series A-1, 6.875% due 12/01/2026 (d)(e)                                   4,686
====================================================================================================================================
Kentucky--1.0%           BBB     Baa2     3,000     Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
                                                    International Project), AMT, 7% due 6/01/2024                              3,113
====================================================================================================================================
Louisiana--3.4%          AAA     Aaa      5,000     Jefferson Parish, Louisiana, Home Mortgage Authority, S/F Mortgage
                                                    Revenue Bonds, AMT, Series B-1, 6.65% due 12/01/2033 (e)(k)                5,598
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,900     Louisiana Local Government, Environmental Facilities, Community
                                                    Development Authority Revenue Bonds (Capital Projects and Equipment
                                                    Acquisition), Series A, 6.30% due 7/01/2030 (a)                            4,793
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HDA      Housing Development Authority
IDA      Industrial Development Authority
IDB      Industrial Development Board
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family


                                     6 & 7

                                 MuniYield Quality Fund II, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
Massachusetts--3.8%      AAA     Aaa    $   725     Massachusetts State, GO, Refunding, Consolidated Loan, Series D,
                                                    5.375% due 8/01/2022 (e)                                                $    784
                       -------------------------------------------------------------------------------------------------------------
                                                    Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds (New England Memorial Hospital), Series B (f):
                         NR*     Ca       1,907       6% due 7/01/2008                                                           114
                         NR*     Ca       3,317       6.125% due 7/01/2013                                                       199
                       -------------------------------------------------------------------------------------------------------------
                                                    Massachusetts State Port Authority, Special Facilities Revenue Bonds
                                                    (Delta Air Lines Inc. Project) AMT, Series A (a):
                         AAA     Aaa      2,900       5.50% due 1/01/2016                                                      3,087
                         AAA     Aaa      1,775       5.50% due 1/01/2019                                                      1,856
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aa3      4,200     Massachusetts State Revenue Bonds, RIB, Series 420, 9.86% due
                                                    12/15/2014 (h)                                                             5,479
====================================================================================================================================
Michigan--3.6%           AAA     NR*      1,300     Michigan Higher Education Student Loan Authority, Student Loan
                                                    Revenue Refunding Bonds, AMT, Series XVII-G, 5.20% due 9/01/2020 (a)       1,346
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,685     Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90% due
                                                    12/01/2015 (c)(j)                                                          2,858
                       -------------------------------------------------------------------------------------------------------------
                                                    Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                                    Bonds (Detroit Edison Company Project), AMT (l):
                         AAA     Aaa      2,600       5.45% due 9/01/2029                                                      2,744
                         AAA     Aaa      3,900       Series C, 5.45% due 12/15/2032                                           4,049
====================================================================================================================================
Missouri--2.1%                                      Saint Louis County, Missouri, Pattonville R-3 School District, GO
                                                    (Missouri Direct Deposit Program) (b):
                         AAA     Aaa      2,000       5.75% due 3/01/2015                                                      2,295
                         AAA     Aaa      2,000       5.75% due 3/01/2016                                                      2,292
                         AAA     Aaa      1,500       6% due 3/01/2019                                                         1,740
====================================================================================================================================
Nevada--1.3%                                        Director of the State of Nevada, Department of Business and Industry
                                                    Revenue Bonds (Las Vegas Monorail Company Project), First Tier (a):
                         AAA     Aaa        250       5.625% due 1/01/2032                                                       275
                         AAA     Aaa      3,600       5.375% due 1/01/2040                                                     3,813
====================================================================================================================================
New Jersey--4.8%         AAA     Aaa      5,000     Cape May County, New Jersey, Industrial Pollution Control Financing
                                                    Authority, Revenue Refunding Bonds (Atlantic City Electric Company
                                                    Project), Series B, 7% due 11/01/2029 (e)                                  5,497
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Salem County, New Jersey, Industrial Pollution Control Financing
                                                    Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                                    RIB, Series 380, 10.86% due 6/01/2031 (e)(h)                               5,689
                       -------------------------------------------------------------------------------------------------------------
                         A-      A3       3,800     Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                    Bonds, 6.75% due 6/01/2039                                                 3,362
====================================================================================================================================
New Mexico--4.9%                                    New Mexico State Highway Commission, Tax Revenue Bonds, Senior
                                                    Sub-Lien, Series A (c):
                         AAA     Aaa      7,295       6% due 6/15/2014                                                         8,516
                         AAA     Aaa      5,495       6% due 6/15/2015                                                         6,434
====================================================================================================================================
New York--13.4%          AAA     Aaa      9,280     Nassau Health Care Corporation, New York, Health System Revenue
                                                    Bonds, 5.75% due 8/01/2022 (c)                                            10,367
                       -------------------------------------------------------------------------------------------------------------
                         AA+     Aa2      2,500     New York City, New York, City Transitional Finance Authority,
                                                    Revenue Refunding Bonds, Future Tax Secured, Series C, 5.50% due
                                                    11/01/2024                                                                 2,712
                       -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO:
                         AAA     Aaa      4,000       Series D, 5.875% due 6/01/2021 (e)                                       4,505
                         AAA     Aaa      1,000       Series E, 5.75% due 5/15/2018 (l)                                        1,110
                         AAA     Aaa      2,000       Series I, 6.25% due 4/15/2017 (l)                                        2,280
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,000     New York State Dormitory Authority, Revenue Refunding Bonds (State
                                                    University Educational Facilities), 5.75% due 5/15/2010 (b)(g)             9,456
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,825     New York State Mortgage Agency Revenue Bonds, AMT, 24th Series,
                                                    5.875% due 10/01/2015 (e)                                                 10,698
====================================================================================================================================
North Carolina--3.9%     BBB     Baa2    10,500     Martin County, North Carolina, Industrial Facilities and Pollution
                                                    Control Financing Authority Revenue Bonds (Solid Waste
                                                    Disposal--Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                 10,874
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Randolph County, North Carolina, COP, 5.50% due 6/01/2014 (c)              1,130
====================================================================================================================================
Ohio--2.4%                                          Plain, Ohio, Local School District, GO, Refunding (b):
                         NR*     Aaa      5,120       6% due 6/01/2011 (g)                                                     6,094
                         NR*     Aaa      1,170       6% due 12/01/2020                                                        1,329
====================================================================================================================================
Pennsylvania--5.2%       AAA     Aaa        600     Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
                                                    Bonds, 5.50% due 12/01/2030 (e)                                              651
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      3,335     Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                    Bonds, RIB, Series 396, 10.383% due 1/01/2019 (c)(h)                       4,389
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,230     Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                    Lease Revenue Bonds, Series B, 5.50% due 10/01/2020 (c)                    3,538
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,500     Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                                    due 8/01/2022 (b)                                                          4,947
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Washington County, Pennsylvania, Capital Funding Authority Revenue
                                                    Bonds (Capital Projects and Equipment Program), 6.15% due
                                                    12/01/2029 (a)                                                             2,406
====================================================================================================================================
Rhode Island--1.5%       AAA     Aaa      4,010     Rhode Island State Health and Educational Building Corporation,
                                                    Higher Education Facilities Revenue Bonds (University of Rhode
                                                    Island), Series A, 5.70% due 9/15/2024 (e)                                 4,455
====================================================================================================================================
South Carolina--3.7%     A-      A2       5,765     Berkeley County, South Carolina, Pollution Control Facilities
                                                    Revenue Refunding Bonds (South Carolina Electric and Gas Company),
                                                    6.50% due 10/01/2014                                                       5,957
                       -------------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,250     South Carolina State Public Service Authority, Revenue Refunding
                                                    Bonds, DRIVERS, Series 277, 9.81% due 1/01/2022 (e)(h)                     2,716
                       -------------------------------------------------------------------------------------------------------------
                         NR*     A1       2,500     Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                    Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                     2,715
====================================================================================================================================
Tennessee--2.7%          AAA     Aaa      7,365     Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside
                                                    Redevelopment Corporation), 5.875% due 10/01/2024 (a)                      8,353
====================================================================================================================================
Texas--12.7%             A+      Aa3      4,000     Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.), Trust Certificates, Second Tier, Series B, 5.75%
                                                    due 1/01/2032                                                              4,186
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,730     Corpus Christi, Texas, Utility System Revenue Refunding Bonds,
                                                    Series A, 6% due 7/15/2016 (c)                                             3,192
                       -------------------------------------------------------------------------------------------------------------
                                                    Dallas-Fort Worth, Texas, International Airport Joint Revenue
                                                    Refunding and Improvement Bonds, AMT, Series A (b):
                         AAA     Aaa      3,000       5.50% due 11/01/2031                                                     3,126
                         AAA     Aaa        600       5.50% due 11/01/2035                                                       625
                       -------------------------------------------------------------------------------------------------------------
                         AAA     NR*      3,250     Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                    DRIVERS, AMT, Series 202, 10.28% due 11/01/2028 (b)(h)                     3,911
                       -------------------------------------------------------------------------------------------------------------


                                  8 & 9

                                 MuniYield Quality Fund II, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (concluded)     (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
Texas                                               Dickinson, Texas, Independent School District, GO, Refunding (e):
(concluded)              AAA     Aaa    $ 1,180       6% due 2/15/2017                                                      $  1,369
                         AAA     Aaa      1,250       6% due 2/15/2018                                                         1,446
                       -------------------------------------------------------------------------------------------------------------
                         AA      NR*      4,000     Gregg County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                                    6.875% due 10/01/2020 (m)                                                  4,746
                       -------------------------------------------------------------------------------------------------------------
                                                    Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien (c):
                         AAA     Aaa      1,065       AMT, Series A, 5.625% due 7/01/2020                                      1,138
                         AAA     Aaa      2,000       AMT, Series A, 5.625% due 7/01/2021                                      2,132
                         AAA     Aaa      1,000       AMT, Series A, 5.50% due 7/01/2023                                       1,043
                         AAA     Aaa      1,900       Series B, 5.50% due 7/01/2030                                            2,028
                       -------------------------------------------------------------------------------------------------------------
                         A-      A3       3,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                  3,652
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,800     Texas State Turnpike Authority, Central Texas Turnpike System
                                                    Revenue Bonds, First Tier, Series A, 5.75% due 8/15/2038 (a)               5,270
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     University of Houston, Texas, University Revenue Bonds, 5.50% due
                                                    2/15/2030 (e)                                                              1,076
====================================================================================================================================
Virginia--2.1%           AAA     Aaa      2,100     Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding
                                                    Bonds (Old Dominion Electric Cooperative Project), AMT, 5.625% due
                                                    6/01/2028 (a)                                                              2,248
                       -------------------------------------------------------------------------------------------------------------
                         BB      NR*     26,500     Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Senior-Series B, 5.875%** due 8/15/2024                                    4,108
====================================================================================================================================
Washington--11.1%        AAA     Aaa      3,750     Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                                    (Columbia Generating), Series B, 6% due 7/01/2018 (a)                      4,308
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,150     King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                                    5.50% due 1/01/2027 (c)                                                    2,303
                       -------------------------------------------------------------------------------------------------------------
                                                    Port Seattle, Washington, Revenue Bonds, AMT, Series B (e):
                         AAA     Aaa      7,470       6% due 2/01/2016                                                         8,352
                         AAA     Aaa      1,000       5.625% due 2/01/2024                                                     1,053
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,150     Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                                    due 10/01/2019 (e)                                                         7,134
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      5,000     Snohomish County, Washington, Arlington School District Number 016,
                                                    GO, 6.50% due 12/01/2015 (b)                                               6,055
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,250     Washington State, Various Purpose, GO, Series A, 5.625% due
                                                    7/01/2021 (c)                                                              4,716
====================================================================================================================================
Wisconsin--3.6%                                     Wisconsin State, GO:
                         AAA     Aaa      2,000       Series C, 5.55% due 5/01/2021 (e)                                        2,208
                         AAA     Aaa      3,000       Series F, 5.50% due 5/01/2019 (c)                                        3,311
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Wisconsin State Transportation Revenue Bonds, Series A, 5.50% due
                                                    7/01/2015 (b)                                                              5,635
====================================================================================================================================
Puerto Rico--4.0%        AAA     Aaa      5,000     Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                    Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (e)               5,486
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      3,250     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                                    RIB, Series 449X, 9.41% due 7/01/2016 (c)(h)                               3,861
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,500     Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due
                                                    8/01/2023 (c)                                                              2,742
====================================================================================================================================
                                                    Total Municipal Bonds (Cost--$416,680)--144.2%                           440,952
====================================================================================================================================

                                          Shares
                                           Held     Short-Term Securities
====================================================================================================================================
                                          2,366     Merrill Lynch Institutional Tax-Exempt Fund+                              2,366
====================================================================================================================================
                                                    Total Short-Term Securities (Cost--$2,366)--0.8%                          2,366
====================================================================================================================================
                         Total Investments (Cost--$419,046)--145.0%                                                         443,318

                         Variation Margin on Financial Futures Contracts***--0.0%                                              (208)

                         Other Assets Less Liabilities--4.1%                                                                 12,570

                         Preferred Stock, at Redemption Value--(49.1%)                                                     (150,000)
                                                                                                                          ---------
                         Net Assets Applicable to Common Stock--100.0%                                                    $ 305,680
                                                                                                                          =========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   MBIA Insured.
(f)   Non-income producing security.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(i) All or a portion of security held as collateral in connection with open financial futures contracts.
(j)   FHA Insured.
(k)   FNMA/GNMA Collateralized.
(l)   XL Capital Insured.
(m)   Radian Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of April 30, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                        Expiration
      Contracts                   Issue                   Date            Value
      --------------------------------------------------------------------------
         350              U.S. Treasury Bonds           June 2003        $40,294
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$40,444)                                    $40,294
                                                                         =======
      --------------------------------------------------------------------------

+ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
      Tax-Exempt Fund                                        (891)        $24
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                       Percent
                                                                      of Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               85.1%
AA/Aa ...................................................                5.7
A/A .....................................................                4.1
BBB/Baa .................................................                3.2
BB/Ba ...................................................                0.9
CC/Ca ...................................................                0.1
NR (Not Rated) ..........................................                0.9
--------------------------------------------------------------------------------


                                    10 & 11

                                 MuniYield Quality Fund II, Inc., April 30, 2003

STATEMENT OF NET ASSETS

                         As of April 30, 2003
===============================================================================================================================
Assets:                  Investments, at value (identified cost--$419,045,773) .............                      $ 443,318,038
                         Cash ..............................................................                             38,907
                         Receivables:
                           Interest ........................................................    $   8,054,588
                           Securities sold .................................................        4,863,379
                           Dividends .......................................................               76        12,918,043
                                                                                                -------------
                         Prepaid expenses ..................................................                             22,421
                                                                                                                  -------------
                         Total assets ......................................................                        456,297,409
                                                                                                                  -------------
===============================================================================================================================
Liabilities:             Payables:
                           Dividends to Common Stock shareholders ..........................          212,774
                           Variation margin ................................................          207,813
                           Investment adviser ..............................................          190,766
                           Other affiliates ................................................            3,504           614,857
                                                                                                -------------
                         Accrued expenses ..................................................                              2,104
                                                                                                                  -------------
                         Total liabilities .................................................                            616,961
                                                                                                                  -------------
===============================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.05 per share
                         (2,000 Series A shares, 2,000 Series B shares and 2,000 Series C shares of AMPS* issued and outstanding at $25,000 per share
                         liquidation preference) ...........................................                        150,000,000
                                                                                                                  -------------
===============================================================================================================================
Net Assets               Net assets applicable to Common Stock .............................                      $ 305,680,448
Applicable to                                                                                                     =============
Common Stock:
===============================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (22,366,930 shares issued
Assets Applicable to     and outstanding) ..................................................                      $   2,236,693
Common Stock:            Paid-in capital in excess of par ..................................                        311,763,292
                         Undistributed investment income--net ..............................    $   4,141,613
                         Accumulated realized capital losses on investments--net ...........      (36,883,805)
                         Unrealized appreciation on investments--net .......................       24,422,655
                                                                                                -------------
                         Total accumulated losses--net .....................................                         (8,319,537)
                                                                                                                  -------------
                         Total--Equivalent to $13.67 net asset value per share of Common
                         Stock (market price--$12.40) ......................................                      $ 305,680,448
                                                                                                                  =============
===============================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended April 30, 2003
===============================================================================================================================
Investment               Interest ..........................................................                      $  12,167,734
Income:                  Dividends .........................................................                             24,077
                                                                                                                  -------------
                         Total income ......................................................                         12,191,811
                                                                                                                  -------------
===============================================================================================================================
Expenses:                Investment advisory fees ..........................................    $   1,114,576
                         Commission fees ...................................................          184,940
                         Accounting services ...............................................           73,935
                         Professional fees .................................................           31,999
                         Transfer agent fees ...............................................           30,726
                         Printing and shareholder reports ..................................           17,837
                         Listing fees ......................................................           15,347
                         Directors' fees and expenses ......................................           14,047
                         Custodian fees ....................................................           13,634
                         Pricing fees ......................................................            9,582
                         Other .............................................................           21,408
                                                                                                -------------
                         Total expenses before reimbursement ...............................        1,528,031
                         Reimbursement of expenses .........................................           (4,499)
                                                                                                -------------
                         Total expenses after reimbursement ................................                          1,523,532
                                                                                                                  -------------
                         Investment income--net ............................................                         10,668,279
                                                                                                                  -------------
===============================================================================================================================
Realized &               Realized gain on investments--net .................................                            536,447
Unrealized Gain On       Change in unrealized appreciation/depreciation on investments--net                           7,567,397
Investments--Net:                                                                                                 -------------
                         Total realized and unrealized gain on investments--net ............                          8,103,844
                                                                                                                  -------------
===============================================================================================================================
Dividends to Preferred   Investment income--net ............................................                           (812,840)
Stock Shareholders:                                                                                               -------------
                         Net Increase in Net Assets Resulting from Operations ..............                      $  17,959,283
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.


                                     12 & 13

                              MuniYield Quality Fund II, Inc., April 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six         For the
                                                                                                Months Ended       Year Ended
                                                                                                  April 30,        October 31,
                         Increase (Decrease) in Net Assets:                                         2003              2002
==============================================================================================================================
Operations:              Investment income--net ...........................................    $  10,668,279     $  21,083,958
                         Realized gain (loss) on investments--net .........................          536,447          (727,453)
                         Change in unrealized appreciation/depreciation on investments--net        7,567,397           802,420
                         Dividends to Preferred Stock shareholders ........................         (812,840)       (2,259,120)
                                                                                               -------------     -------------
                         Net increase in net assets resulting from operations .............       17,959,283        18,899,805
                                                                                               -------------     -------------
==============================================================================================================================
Dividends to             Investment income--net ...........................................       (9,125,707)      (17,510,018)
Common Stock                                                                                   -------------     -------------
Shareholders:            Net decrease in net assets resulting from dividends to Common
                         Stock shareholders ...............................................       (9,125,707)      (17,510,018)
                                                                                               -------------     -------------
==============================================================================================================================
Net Assets Applicable    Total increase in net assets applicable to Common Stock ..........        8,833,576         1,389,787
To Common Stock:         Beginning of period ..............................................      296,846,872       295,457,085
                                                                                               -------------     -------------
                         End of period* ...................................................    $ 305,680,448     $ 296,846,872
                                                                                               =============     =============
==============================================================================================================================
                        *Undistributed investment income--net .............................    $   4,141,613     $   3,411,881
                                                                                               =============     =============
==============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                         The following per share data and ratios have
                         been derived from information provided in the  For the Six                 For the Year Ended
                         financial statements.                          Months Ended                   October 31,
                                                                          April 30,   --------------------------------------------
                         Increase (Decrease) in Net Asset Value:             2003        2002        2001        2000        1999
==================================================================================================================================
Per Share                Net asset value, beginning of period ........    $  13.27    $  13.21    $  12.39    $  12.31    $  15.52
Operating                                                                 --------    --------    --------    --------    --------
Performance:+++          Investment income--net ......................         .48+        .94         .94         .99        1.04
                         Realized and unrealized gain (loss) on
                         investments--net ............................         .37          --++       .84         .17       (2.65)
                         Dividends and distributions to Preferred
                         Stock shareholders:
                          Investment income--net .....................        (.04)       (.10)       (.22)       (.27)       (.19)
                          Realized gain on investments--net ..........          --          --          --          --          --
                          In excess of realized gain on investments--net        --          --          --          --        (.06)
                                                                          --------    --------    --------    --------    --------
                         Total from investment operations ............         .81         .84        1.56         .89       (1.86)
                                                                          --------    --------    --------    --------    --------
                         Less dividends and distributions to Common
                         Stock shareholders:
                          Investment income--net .....................        (.41)       (.78)       (.74)       (.81)       (.86)
                          Realized gain on investments--net ..........          --          --          --          --          --
                          In excess of realized gain on investments--net        --          --          --          --        (.49)
                                                                          --------    --------    --------    --------    --------
                         Total dividends and distributions to Common
                         Stock shareholders ..........................        (.41)       (.78)       (.74)       (.81)      (1.35)
                                                                          --------    --------    --------    --------    --------
                         Net asset value, end of period ..............    $  13.67    $  13.27    $  13.21    $  12.39    $  12.31
                                                                          ========    ========    ========    ========    ========
                         Market price per share, end of period .......    $  12.40    $  11.75    $  12.07    $  11.50    $  11.50
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Total Investment         Based on market price per share .............        9.14%@      3.95%      11.70%       7.35%     (16.70%)
Return:**                                                                 ========    ========    ========    ========    ========
                         Based on net asset value per share ..........        6.54%@      7.27%      13.47%       8.04%     (12.74%)
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement*** .....        1.03%*      1.06%       1.07%       1.08%        .99%
Average Net Assets                                                        ========    ========    ========    ========    ========
Of Common Stock:         Total expenses*** ...........................        1.03%*      1.06%       1.07%       1.08%        .99%
                                                                          ========    ========    ========    ========    ========
                         Total investment income--net*** .............        7.19%*      7.26%       7.36%       8.04%       7.31%
                                                                          ========    ========    ========    ========    ========
                         Amount of dividends to Preferred Stock
                         shareholders ................................         .55%*       .78%       1.74%       2.21%       1.30%
                                                                          ========    ========    ========    ========    ========
                         Investment income--net, to Common Stock
                         shareholders ................................        6.65%*      6.48%       5.62%       5.83%       6.01%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement ........         .68%*       .70%        .70%        .70%        .67%
Average Net Assets                                                        ========    ========    ========    ========    ========
Of Common &              Total expenses ..............................         .69%*       .70%        .70%        .70%        .67%
Preferred Stock:***                                                       ========    ========    ========    ========    ========
                         Total investment income--net ................        4.79%*      4.79%       4.83%       5.19%       4.97%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on          Dividends to Preferred Stock shareholders ...        1.09%*      1.51%       3.31%       4.02%       2.75%
Average Net Assets                                                        ========    ========    ========    ========    ========
Of Preferred Stock:
==================================================================================================================================
Supplemental             Net assets applicable to Common Stock, end of
Data:                    period (in thousands) .......................    $305,680    $296,847    $295,457    $277,229    $275,281
                                                                          ========    ========    ========    ========    ========
                         Preferred Stock outstanding, end of period
                         (in thousands) ..............................    $150,000    $150,000    $150,000    $150,000    $150,000
                                                                          ========    ========    ========    ========    ========
                         Portfolio turnover ..........................       15.10%      42.89%      98.99%     142.46%     164.45%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Leverage:                Asset coverage per $1,000 ...................    $  3,038    $  2,979    $  2,970    $  2,848    $  2,835
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Dividends Per Share      Series A--Investment income--net ............    $    154    $    390    $    855    $  1,017    $    706
On Preferred Stock                                                        ========    ========    ========    ========    ========
Outstanding:             Series B--Investment income--net ............    $    122    $    388    $    853    $  1,024    $    702
                                                                          ========    ========    ========    ========    ========
                         Series C--Investment income--net ............    $    130    $    351    $    777    $    986    $    650
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Amount is less than $.01 per share.
+++ Certain prior year amounts have been reclassified to conform to current year presentation.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                                     14 & 15

                                 MuniYield Quality Fund II, Inc., April 30, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $4,499.

For the six months ended April 30, 2003, the Fund reimbursed FAM $4,928 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $66,485,927 and $76,533,818, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)           Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $ 2,748,526         $24,272,265
Financial futures contracts .............         (2,212,079)            150,390
                                                 -----------         -----------
Total ...................................        $   536,447         $24,422,655
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $24,272,265, of which $33,116,938 related to appreciated securities and $8,844,673 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $419,045,773.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued


                                     16 & 17

                                 MuniYield Quality Fund II, Inc., April 30, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

shares of stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, 1.10%; Series B, 1.15%; and Series C, 1.25%.

Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $70,969 as commissions.

5. Capital Loss Carryforward:

On October 31, 2002, the Fund had a net capital loss carryforward of $35,865,542, of which $8,688,802 expires in 2007, $26,079,903 expires in 2008 and $1,096,837 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.069000 per share on May 29, 2003 to shareholders of record on May 16, 2003.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQT

--------------------------------------------------------------------------------
Melvin R. Seiden, Director of MuniYield Quality Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniYield Quality Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. The Fund invests primarily in insured municipal bonds.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16433--4/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield Quality Fund II, Inc.


By: /s/ Terry K. Glenn
    -------------------------------
    Terry K. Glenn,
    President of
    MuniYield Quality Fund II, Inc.

Date: June 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    -------------------------------
    Terry K. Glenn,
    President of
    MuniYield Quality Fund II, Inc.

Date: June 23, 2003

By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniYield Quality Fund II, Inc.

Date: June 23, 2003

Attached hereto as an exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.